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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant  [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            ARV Assisted Living, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

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                                                                            LOGO

                               December 31, 1997

Dear Shareholder:

     I am pleased to send to you ARV's Annual Report and our proxy statement describing the Board's nominees for election at the Annual Meeting of Shareholders now set for January 28, 1998. Obviously, we know that you are all awaiting the Board's recommendation with respect to the tender offer commenced by Emeritus Corporation. The Board will be meeting very shortly, and I expect to be able to mail its recommendation to you early the week of January 5, 1998.

     We urge you to take no action until you have received the recommendation of your Board and had a full opportunity to consider the ramifications for your investment in ARV of either voting for Emeritus' slate of directors or tendering your shares in response to their tender offer.

     Thank you for your patience.

                                          On Behalf of Your Board of Directors,

                                          Sincerely,

                                          /s/ HOWARD G. PHANSTIEL
                                          Howard G. Phanstiel

           245 Fischer Avenue, D-1, Costa Mesa, California 92626-4539
              (800) 624-0236 - (714) 751-7400 - (714) 751-1743 Fax